Dreyfus Institutional Preferred Government Plus Money Market Fund

Prospectus August 1, 2016

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	5
Shareholder Guide

Buying and Selling Shares	6
General Policies	7
Distributions and Taxes	7
Services for Fund Investors	7
Financial Highlights	9
For More Information

See back cover.

The fund is designed for institutional investors. Shares of the fund may not be purchased by individuals. See "Buying and Selling Shares" for more information.

Fund Summary

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.10
Other expenses*	0.00
Total annual fund operating expenses	0.10

* The fund's investment adviser, The Dreyfus Corporation, has agreed in its management agreement with the fund to: (1) pay all of the fund's expenses, except management fees, fees pursuant to any distribution or shareholder services plan adopted by the fund and certain other expenses, including the fees and expenses of the non-interested board members and independent counsel to the fund and to the non-interested board members, and (2) reduce its fees pursuant to the management agreement in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and independent counsel to the fund and to the non-interested board member, (in the amount of less than .01% for the past fiscal year of the fund). These provisions in the management agreement may not be amended without the approval of the fund's shareholders.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00. The fund is a "government money market fund." As a government money market fund, the fund must invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Investors could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q4, 2006: 1.35% Worst Quarter Q3, 2011: 0.01%

The fund's year-to-date total return as of June 30, 2016 was 0.17%.

Average Annual Total Returns (as of 12/31/15)
1 Year	5 Years	10 Years
0.11%	0.10%	1.33%
For the current yield, call toll free 1-800-346-3621.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1 billion and there is no minimum subsequent investment. Certain types of accounts are eligible for lower minimum investments. You may sell (redeem) your shares on any business day by calling 1-800-346-3621 or by visiting www.dreyfus.com.

Tax Information

Dividends and other distributions paid by the fund are subject to federal income tax, and may be subject to state and local taxes, except when your investment is through a U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00. The fund is a "government money market fund." As a government money market fund, the fund must invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities (including those with fixed or floating rates of interest), repurchase agreements collateralized solely by cash and/or government securities, and cash.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities. Such repurchase agreements may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Securities backed by the full faith and credit of the U.S. government include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, such as the Government National Mortgage Association. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. Investors could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and adversely affect remaining fund shareholders.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S.

government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $235 billion in 161 mutual fund portfolios. For the past fiscal year, the fund did not pay Dreyfus a management fee due to an undertaking in effect. A discussion regarding the basis for the board approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended September 30, 2015. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $29.1 trillion in assets under custody and administration and $1.6 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Buying and Selling Shares

This fund is designed for institutional investors. Fund shares will not be sold to individuals.

Your price for shares is the net asset value per share (NAV). The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

You pay no sales charge to invest in shares of the fund. The NAV is calculated at 5:00 p.m. on days the New York Stock Exchange (NYSE), or the transfer agent, is open for regular business.

Orders in proper form received by 5:00 p.m., and for which payments are received in "federal funds" or other immediately available funds by 6:00 p.m., will become effective at the price determined at 5:00 p.m. on that day, and shares purchased will receive the dividend declared on that day. Investors whose orders are placed in proper form after 5:00 p.m., or whose payments are received in federal funds or other immediately available funds after 6:00 p.m. by the fund's transfer agent will be effective, and will begin to accrue dividends, on the following business day.

All times are Eastern time.

The minimum initial investment is $1 billion, unless: (a) the investor has invested at least $1 billion in Institutional shares of Dreyfus Institutional Preferred Money Market Fund, in which case there would be no minimum initial investment amount for the fund; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $1 billion in the fund or in Institutional shares of Dreyfus Institutional Preferred Money Market Fund.

To open an account, make additional investments, or sell shares please call 1-800-346-3621.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within seven days.

If a redemption request is received in proper form by the fund's transfer agent or other authorized entity by 5:00 p.m., Eastern time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in federal funds on the same day, and the shares will not receive the dividend declared on that day. If the request is received later that day, the shares will receive the dividend declared on that day, and the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in federal funds on the next business day.

If the delivery of redemption proceeds is delayed beyond the same or next business day, the delay may be for up to seven days. The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the fund, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. The fund reserves the right to reject any purchase or exchange request in whole or in part. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations. Investors are urged to call Dreyfus Investments Division before effecting any large transaction.

Any securities distributed in kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

The fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions. The fund normally pays dividends monthly and capital gains distributions, if any, annually. Fund dividends and capital gains distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by the fund are subject to federal income tax on a current basis, and also may be subject to state and local taxes (unless you are investing through a U.S. tax-advantaged investment plan, in which case taxes may be deferred).

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Fund Exchanges

An investor may purchase, in exchange for shares of the fund, Institutional shares of Dreyfus Institutional Preferred Money Market Fund. Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. An investor should be sure to read the current prospectus for any fund into which the investor is exchanging before investing. Any new account established through an exchange will have the same privileges as the original account (as long as they are available). There is currently no fee for exchanges.

Dreyfus Auto-Exchange Privilege

Dreyfus Auto-Exchange privilege enables an investor to invest regularly (on a monthly, semi-monthly, quarterly or annual basis), in exchange for shares of the fund, in Institutional shares of Dreyfus Institutional Preferred Money Market Fund, if the investor is a shareholder in such fund. There is currently no fee for this privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. Each investor will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions the investor has received.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended March 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.002	.001	.001	.001	.001
Distributions:
Dividends from investment income--net	(.002)	(.001)	(.001)	(.001)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.16	.09	.08	.11	.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.10	.10	.10	.10	.10
Ratio of net expenses to average net assets	.00	.00	.00	.00	.00
Ratio of net investment income to average net assets	.16	.09	.08	.11	.08
Net Assets, end of period ($ x 1,000)	1,885,374	1,691,226	1,261,122	1,196,929	1,311,439

For More Information

Dreyfus Institutional Preferred Government Plus Money Market Fund

A series of Dreyfus Institutional Preferred Money Market Funds

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products and Performance, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag.  From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products and Performance, their complete schedule of holdings daily.  A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call your Dreyfus Investments Division representative or 1-800-346-3621

By mail.
Dreyfus Investments Division
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Access Dreyfus Investments Division at www.dreyfus.com. Investors can obtain product information and E-mail requests for information or literature.

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-08211

© 2016 MBSC Securities Corporation 0286P0816